Exhibit 10(c)10

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as “[***].”

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 1
TO
CONSTRUCTION COMPLETION AGREEMENT
BETWEEN
GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA, AND THE CITY OF DALTON,
GEORGIA, MEAG POWER SPVM, LLC, MEAG POWER SPVP, LLC, AND THE CITY OF DALTON, GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER, LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS
AND
BECHTEL POWER CORPORATION
DATED AS OF OCTOBER 12, 2018

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 1 TO
CONSTRUCTION COMPLETION AGREEMENT
This AMENDMENT NO. 1 (this “Amendment”) TO THE CONSTRUCTION COMPLETION AGREEMENT, dated October 23, 2017 (together with the Exhibits thereto, as amended, the “Agreement”), by and between GEORGIA POWER COMPANY, a Georgia corporation (“GPC”), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, MEAG Power SPVP, LLC, each a Georgia limited liability company, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to individually and collectively as “Owners”), and BECHTEL POWER CORPORATION, a Nevada corporation (“Contractor”), is entered into as of the 14th day of October, 2018. Owners and Contractor are individually referred to herein as a “Party” and collectively referred to herein as the “Parties.”
RECITALS
WHEREAS, Owners are presently developing and constructing two new nuclear plant units and related facilities, structures and improvements at the Vogtle plant site in Georgia, which units are designated as Vogtle Units 3 and 4;
WHEREAS, Owners and Contractor entered into the Agreement, as of October 23, 2017, for Contractor to provide certain services in order for Owners to complete the construction of the Vogtle Units 3 and 4, pursuant to the terms and conditions set forth in the Agreement;
WHEREAS, Owners and Contractor have agreed to revise certain provisions of the Agreement in connection with the Parties’ completion of the first stage of the Subcontract Scope Alignment Process contemplated by Section 3.2.3 of the Agreement, as further set forth in this Amendment;
WHEREAS, the Parties agree that, with the exception of the changes expressly stated herein, this Amendment will not change the terms and conditions of the Agreement.
NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:
ARTICLE I
AMENDMENTS TO AGREEMENT
Section 1.1    In Section 1.1 of the Agreement, the following definitions of “Bankruptcy Event” and “Bankruptcy MAI” shall be inserted immediately after the definition of “ASME” and immediately preceding the definition of “Base Fee”:
“Bankruptcy Event” has the meaning set forth in Section 3.4.1.

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“Bankruptcy MAI” has the meaning set forth in Section 3.4.1(i).
Section 1.2    In Section 1.1. of the Agreement, the following definition of “Below-Threshold Adjustment Event” shall be inserted immediately after the definition of “Baseline Schedule” and immediately preceding the definition of “BEO”:
“Below-Threshold Adjustment Event” has the meaning set forth in Section 11.3(ii).
Section 1.3    In Section 1.1 of the Agreement, the following definition of “CBI Subcontract” shall be inserted immediately after the definition of “Cash Security” and immediately preceding the definition of “Change Order”:
“CBI Subcontract” shall mean SNC Purchase Contract No. 56600 between Southern Nuclear Operating Company, Inc. and CBI Services, LLC dated March 5, 2018.
Section 1.4    In Section 1.1 of the Agreement, the following definition of “Field Indirects” shall be inserted immediately after the definition of “Fee” and immediately preceding the definition of “Final Completion”:
“Field Indirects” means the costs associated with indirect craft labor and materials required to support construction completion. For the avoidance of doubt, Field Indirects do not include any Construction Equipment.
Section 1.5    Not Used
Section 1.6    In Section 1.1 of the Agreement, the following definition of “Conversion Date” shall be inserted immediately after the definition of “Contractor Trend Program” and immediately preceding the definition of “Core Scope”:
“Conversion Date” has the meaning set forth in Section 3.4.1(v).
Section 1.7    Article 3 is amended by inserting the following new Section 3.4 immediately following Section 3.3.5 and immediately preceding Article 4 as follows:
3.4     CBI Subcontract

3.4.1     For the CBI Subcontract that is designated a Contractor-Managed Subcontract as of the date of this Amendment, in the event that CBI Services, LLC or its successor(s) files for or is involuntarily put into bankruptcy (a “Bankruptcy Event”), the Parties agree to the following process for Contractor to obtain adjustments to the Target Completion Dates, the Baseline Schedule and/or Target Construction Cost:

i.
Contractor shall provide written notice to Owners of the occurrence of a Bankruptcy Event that: (i) has caused or will cause a material adverse impact on Contractor’s, Contractor’s Subcontractor’s and/or Contractor-Managed Subcontractor’s ability to perform its work in accordance with the Project Schedule in effect as of the Bankruptcy Event and causes a delay to the critical path in the Project Schedule for

CONFIDENTIAL AND PROPRIETARY

achievement of either or both Unit Mechanical Completion Dates or (ii) has caused or will cause a material increase to the Combined Construction Costs (either (i) or (ii), a “Bankruptcy MAI”), (provided, however, for purposes of determining whether a Bankruptcy MAI has occurred, the fact that the Bankruptcy Event was or could be attributable to the acts or omissions of CBI Services, LLC or its personnel shall not be considered or in any way disqualify the Bankruptcy Event as justification for the adjustments contemplated by this Section 3.4). Such notice shall be provided as promptly following such Bankruptcy MAI as practicable, but, (and notwithstanding Section 10.4.1 or Section 11.4.1) in any case, within fourteen (14) Days of the Bankruptcy MAI; provided, however, that failure to timely provide such notice shall not preclude Contractor’s rights hereunder with respect to such Bankruptcy MAI. Contractor shall provide all available information related to the Bankruptcy MAI promptly as it becomes available to Contractor. After Owners’ receipt of such notice, the Parties shall have ninety (90) days to negotiate an adjustment to Contractor’s Target Completion Dates, the Baseline Schedule and/or Target Construction Cost, as applicable such that Contractor is not materially adversely impacted by the Bankruptcy Event.

ii.
If Owners do not agree that a Bankruptcy MAI occurred, Owners shall initiate the dispute resolution process set forth in Article 38 of this Agreement within thirty (30) days after Owners’ receipt of the notice from Contractor under Section 3.4.1(i). The sole issue for determination by the DRB shall be whether a Bankruptcy MAI occurred (and not the amount of any adjustments to the Target Completion Dates, the Baseline Schedule and/or the Target Construction Cost that Contractor claims). In the DRB proceeding, Contractor shall have the same burden of proof as would apply for a Change Order dispute under this Agreement.

iii.
If the DRB determines that a Bankruptcy MAI did not occur, the CBI Subcontract shall remain a Contractor-Managed Subcontract and Contractor shall not be entitled to any adjustment to the Target Completion Dates, the Baseline Schedule and/or Target Construction Cost at such time; provided, however, such a finding shall be without prejudice to Contractor’s right to notify Owners of a future Bankruptcy MAI associated with the same Bankruptcy Event if additional impacts to Contractor result therefrom.

iv.
If the DRB determines that a Bankruptcy MAI occurred, or if Owners did not disagree that a Bankruptcy MAI occurred pursuant to subpart (ii) above, the Parties shall continue to negotiate equitable adjustments to the Target Completion Dates, the Baseline Schedule and/or Target Construction Cost (consistent with any applicable provisions of this Agreement governing such adjustments but without limiting the rights of either of the Parties under this Section 3.4) for the ninety (90) day period contemplated above by subpart (i). Any such adjustments agreed

CONFIDENTIAL AND PROPRIETARY

upon during this negotiation period promptly shall be incorporated into a Change Order executed by the Parties.
Notwithstanding the foregoing, the Parties agree that the ultimate duration and outcome of a Bankruptcy Event may not be known within ninety (90) days of a Bankruptcy MAI. Accordingly, the Parties agree that the impacts resulting from the Bankruptcy Event may be ongoing and may result in multiple Change Orders or modifications to a Change Order following the process set forth herein as the impacts are realized over time, notwithstanding Section 12.6 of the Agreement or any other provision of this Amendment or the Agreement to the contrary. The process is intended to be repeated, as necessary, to address the impacts of the Bankruptcy Event.

v.
If the Parties cannot agree on the above adjustments within the ninety (90) day period set forth above in subpart (i), the CBI Subcontract shall convert to an Owner-Managed Subcontract on the ninety-first (91st) day; provided, however, the ninety (90) day period set forth in subpart (i) above shall be tolled during the pendency of any dispute under subpart (ii) above or may be extended by mutual agreement of the Parties. The conversion to an Owner-Managed Subcontract shall be deemed to occur on the date of Contractor’s notice under subpart (i) above in the event that either the Owner did not disagree that a Bankruptcy MAI occurred or that the DRB determines the Bankruptcy MAI occurred (the “Conversion Date”). Contractor shall then be entitled to seek (and Owners will be entitled to contest) any adjustments to the Target Construction Cost and/or Target Completion Dates and Baseline Schedule under the Agreement based on the CBI Subcontract being an Owner-Managed Subcontract from the Conversion Date; provided, the start date for purposes of the deadlines for submittals required under Sections 10.4 and 11.4 shall be tolled until the actual date (on or after the 91st day) on which the CBI Subcontract is converted to an Owner-Managed Subcontract (as opposed to the Conversion Date above). As a result of this conversion, the Parties shall execute a Change Order reducing: (i) the Target Construction Cost to account for the conversion of the CBI Subcontract as of the Conversion Date (including, in addition to the direct value associated with remaining scope, removal of a portion of the following to the extent such amounts support the remaining scope of the CBI Subcontract: (a) Contractor’s contingency, and (b) Field Indirects); and (ii) Contractor’s Earned Fee calculated at [***] ([***]) of the amount deducted in the immediately preceding subsection (i). This deductive Change Order will not limit Contractor’s ability to pursue Change Order(s) associated with the cost and schedule impacts related to the CBI Subcontract as an Owner-Managed Subcontract.

vi.	At all times prior to any conversion (actual conversion, not the deemed Conversion Date), Contractor shall continue to manage the CBI Subcontract as a Contractor-Managed Subcontract. Following actual

CONFIDENTIAL AND PROPRIETARY

conversion, Contractor shall continue to support mitigation efforts and the transition of CBI Subcontract scope to Owners, but Owners shall have sole authority to direct the actions of CBI Services, LLC following the conversion.
3.4.2    The Parties shall develop a mitigation plan for a Bankruptcy Event, which may include Contractor and/or Southern Nuclear obtaining necessary ASME N-Stamp(s) and construction and engineering planning for transfer of the CBI Subcontract scope to other parties. Contractor shall support development and implementation of this mitigation plan to the extent permitted under applicable Law, and all associated costs shall be Excluded Costs.
Section 1.8    Not Used
Section 1.9    Section 10.2(i) is hereby modified by removing the word “and” after the semicolon.
Section 1.10    Section 10.2(ii) is hereby modified by inserting “and Section 10.3” after the reference to “Section 10.4” and by deleting the period and adding “; and” in its place.
Section 1.11    Section 10.2 shall be amended to add a new subsection (iii) immediately following 10.2(ii) as follows:
(iii)     adjustments under Section 3.4.1(iv) (negotiated adjustments that do not result in conversion of the CBI Subcontract to an Owner-Managed Subcontract) following a Bankruptcy Event, in accordance with the procedure and applicable standards set forth in Section 3.4.1.
Section 1.12    Section 11.2(ii) is hereby modified by removing the word “and” after the semicolon and by inserting “and Section 11.3” after the reference to “Section 11.4”.
Section 1.13    Section 11.2(iii) is hereby modified by deleting the period and adding “; and” in its place.
Section 1.14    Section 11.2 shall be amended to add a new subsection (iv) immediately following 11.2(iii) as follows:
(iv)     adjustments under Section 3.4.1(iv) (negotiated adjustments that do not result in conversion of the CBI Subcontract to an Owner-Managed Subcontract) following a Bankruptcy Event, in accordance with the procedure and applicable standards set forth in Section 3.4.1.
Section 1.15    Section 11.3 shall be amended by adding the following text after the last sentence.
Without limiting the application of any other provision regarding claims for adjustments to the Target Construction Cost, to the extent Contractor believes it is entitled to an adjustment for Field Indirects resulting from an Adjustment Event, the following provisions shall apply:

CONFIDENTIAL AND PROPRIETARY

(i)
If the requested Target Construction Cost adjustment for an individual Adjustment Event (excluding Field Indirects) is greater than [***] dollars ($[***]), Contractor may include the Field Indirect costs associated with the Adjustment Event in the Change Order request associated with such Adjustment Event submitted under Section 11.4.

(ii)
If the requested Target Construction Cost adjustment for an individual Adjustment Event (excluding Field Indirects) is less than or equal to [***] dollars ($[***]) (“Below-Threshold Adjustment Event”), an adjustment for Field Indirects will be deferred. Field Indirects will be excluded from any Change Order issued in connection with the Below-Threshold Adjustment Event; however, such Change Order may include a reservation with respect to deferred Field Indirects. When the cumulative value of Below-Threshold Adjustment Events (events for which a Change Order has been issued) exceeds [***] dollars ($[***]) in the aggregate, Contractor may then submit a Change Order request under Section 11.4 for such unpaid aggregate amount of all Field Indirects associated with such Below-Threshold Adjustment Events, notwithstanding Section 12.6 or any other statement regarding Change Order finality set forth herein, but subject to substantiation of the entitlement to the appropriate percentage used for each Below-Threshold Adjustment Event. Following such adjustment, Contractor will not be entitled to further adjustments for Field Indirects associated with the Below-Threshold Adjustment Events that were aggregated to reach the [***] dollar ($[***]) threshold. The process of aggregating the overall cost impacts of Below-Threshold Adjustment Events to [***] dollars ($[***]), and then submitting Change Order requests for Field Indirects may be repeated throughout the Project; provided, nothing in this section shall allow for double counting of Field Indirects.

Section 1.16    The first sentence of Section 12.1 shall be amended by adding the words “or scope to be performed under a Contractor-Managed Subcontract” after the word “hereunder” and before the parenthetical.
Section 1.17    The list of Target Assumptions in Exhibit B shall be amended by adding a new section 7 after section 6:

7.
Contract-specific Target Assumptions applicable to individual Contractor-Managed Subcontracts are set forth in Exhibit B, Table 12. Such Target Assumptions apply only with respect to the corresponding Contractor-Managed Subcontract.

Section 1.18    Exhibit B shall be amended by adding the new Table 12 set forth in Attachment 1 to this Amendment following Table 11.

CONFIDENTIAL AND PROPRIETARY

ARTICLE II
MISCELLANEOUS
Section 2.1    Capitalized terms used herein and not defined herein have the meanings assigned in the Agreement.
Section 2.2    This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect. The Parties hereto agree that they are bound by the terms, conditions, and covenants of the Agreement as amended hereby.
Section 2.3    This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
Section 2.4    The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the internal Laws of the State of Georgia, without giving effect to the principles thereof related to conflicts of Laws.
Section 2.5    Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.
[Signature page follows on the next page.]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

BECHTEL POWER CORPORATION

By:	/s/Tyrone P. Troutman, Jr.
Name:	Tyrone P. Troutman, Jr.
Title:	Principal Vice President

GEORGIA POWER COMPANY, as an Owner and as agent for the other Owners

By:	/s/David L. McKinney
Name:	David L. McKinney
Title:	Sr. VP Nuclear Development

[CCA Amendment No. 1 Signature Page]

CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 1 TO THE CONSTRUCTION COMPLETION AGREEMENT
ATTACHMENT 1

Exhibit B - Target Assumption

Table 12. Contractor-Managed Subcontract Scope Target Assumptions
Contract #	Contractor	Title / Scope Description	Target Assumption
1430	Recon	Dewatering	[***]
1456	Garney	River Water Intake Structure	[***]
1466	Mistras	NDE Testing	[***]
1612	PCI	Specialized Field Machining	[***]
1614	NASS	Transformer Dress-Out	[***]
1615	VFC	Lightning Protection	[***]
1622	HSG Formwork	Form Work Design and Rental	[***]
1625	SSMI	HVAC Fab & Installation Unit 3 & 4	[***]
1637	AMECo	Small Tools	[***]
1802	Ashmore	Concrete Pump Trucks	[***]

CCA Amendment No. 1
Attachment 1

Table 12. Contractor-Managed Subcontract Scope Target Assumptions
1803	Superheat FGH Services	Post Weld Heat Treatment	[***]
1806	AMECo/Penn Tools	Special High Value Tools	[***]
1808	Sarens Group	Heavy Haul	[***]
1811	Thyssen Krupp	Traction elevators (14 Elevators)	[***]
1812	FE Moran	Annex, DG, Radwaste, Turbine, Yard Area Transformers Fire Detection & Suppression	[***]
1814	Caddell	SWS Chemical Treatment Building	[***]
1817	Commercial Siding and Maintenance	Metal Siding, Units 3 & 4	[***]
1819	PCI-Promotec	Penetration Seals (Blockouts & Barriers)	[***]
1876	TBD	HVAC U3 & 4 Testing / Balance	[***]
1886	nexAir	Construction Air Services - On site	[***]
2096	Alimac Hek	Rack & Pinion Elevators (2 Elevators)	[***]

Amendment No. 1
Attachment 1

Table 12. Contractor-Managed Subcontract Scope Target Assumptions
2108	TurbinePro	Turbine Assembly	[***]
2377	Research Cottrel	Water intake CWIS	[***]
2387	CORE	Medical Management Services	[***]
2559	FE Moran	Aux Bldg. and Cntnmnt Fire Prot. / Detect.	[***]
2570	Transco	MRI Specialty Installation	[***]
1421/1806	AMEC	Concrete and Soils Testing	[***]
1631	Augusta Industrial	Spill Clean-up, Animal Removal, Lift Station PM & Service, BFP Valve Inspect	[***]
1878 / 1632 / 2100 / 2400 / 1627	CB & I Services	Craft Support for MAB, Shield Building - CV20 Module, Air inlet retention, roof, HVAC Duct Work Installation, Field Erected Tanks - EPC (12 tanks)	[***]
2553 / 2567	CA Murren	RWI Structure Work - Phase III - dredging * complete derm surfacing, channel, pavement	[***]
1815	API	Insulation Unit 3 & Unit 4 (conventional)	[***]
1464	Williams Plant Services	Pre-engineered Composite Metal Studded Wall Systems	[***]

Amendment No. 1
Attachment 1

Table 12. Contractor-Managed Subcontract Scope Target Assumptions
1818	Pullman Power	Membrane Roofing	[***]
2606	EBI	Cable Bus and ISO Phase Installation	[***]
2554/2376	PCI	Nuclear Steam System Supply (NSSS)	[***]
2607	TBD	SWS Cooling Tower Site Installation	[***]
1399	Morgan Corp	Excavation NI - misc. earth work as needed Non Nuclear Safety	[***]
1618	Williams Specialty	Coatings, Fireproofing	[***]
1804/1805	Thompson Industrial	Area 3&4 Support, HP Hydrolaz, Line Clean & Video Inspect	[***]
2092	Direct Hire	Diesel Generator Building U3&4	[***]
2114	Direct Hire	Metrology & Survey Services	[***]
2551	Direct Hire	Transformer Pads	[***]
	Direct Hire	Membrane Roofing scope not awarded to Subcontractor	[***]

Amendment No. 1
Attachment 1

Table 12. Contractor-Managed Subcontract Scope Target Assumptions
	Direct Hire	Excavation Direct Hire	[***]
	Direct Hire	Architectural Finishes	[***]
1452	Direct Hire	Underground HDPE Pipe Installation	[***]
1822	Direct Hire	Annulus Seal - Waterproof Sealants	[***]
2601	Direct Hire	Gas & Communication Duct Bank	[***]
TBD	Direct Hire	Surveying	[***]

Amendment No. 1
Attachment 1